EXHIBIT 32.1

CERTIFICATION OF OFFICERS

OF GLEN ROSE PETROLEUM CORPORATION

PURSUANT TO 18 U.S.C. § 1350

In connection with the quarterly report of Glen Rose Petroleum Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Repot”), I, Andrew Taylor-Kimmins, Chairman of the Company, certify, pursuant to 18. U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge

(a)

The Quarterly Report fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

(b)

The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 18, 2009

/s/ Andrew Taylor-Kimmins
Andrew Taylor-Kimmins
Chairman